SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT (“Amendment”), dated as of August 22, 2006, is entered into by and between CAPITAL TEMPFUNDS, a division of Capital Business Credit LLC f/k/a a division of Capital Factors LLC, a Delaware limited liability company, successor in interest to Capital TempFunds, Inc., with its principal place of business at 1700 Broadway, 19th Floor, New York, New York 10019 (herein called “TEMPFUNDS”) and COMMAND CENTER, INC., a Washington corporation with its principal place of business and chief executive office at 3773 W. 5th Avenue, Post Falls, ID 83854 (herein called “BORROWER”).
RECITALS:
a) TEMPFUNDS and BORROWER are parties to a Loan and Security Agreement dated April 7, 2006 and by that certain First Amendment to Loan and Security Agreement dated July 24, 2006 (hereinafter referred to as the “Agreement”).
b) BORROWER and TEMPFUNDS have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.
AGREEMENT
     IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. The above recitals are true and correct and are incorporated herein by this reference.
     2. Each of the terms defined in the Agreement unless otherwise defined herein, shall have the same meaning when used herein.
     3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall control.
     4. Item 21 of Exhibit “B” is deleted in its entirety and replaced with the following:
21.	“Maximum Credit Facility” as referred to in Section 34 means: Eight Million Five Hundred Thousand ($8,500,000.00) dollars effective as of the date of the Amendment and through September 30, 2006, at which time the Maximum Credit Facility shall reduce to Eight Million ($8,000,000.00) through April 7, 2007. A Increase Fee in the amount of $10,000 shall be due and payable upon the effective date of this Amendment.

     5. Upon the effectiveness of this Amendment, each reference in the Agreement to the “Agreement”, “hereunder”, “herein”, “hereof”, or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.
     6. This Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of North Carolina.
     7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment which shall be effective with the date of the Amendment.

Executed under seal this 25 day of August 2006 COMMAND CENTER, INC., a Washington corporation
By	/s/ Glenn Welstad
Signature
Glenn Welstad, President Name and Title

STATE OF IDAHO
COUNTY OF KOOTENAI
     The foregoing instrument acknowledged before me this 25th day of August 2006, by Glenn Welstad, as President of COMMAND CENTER, INC., a Washington corporation, on behalf of the corporation. He is personally known to me                                          (did not) take an oath.

/s/ Judith L. Kabrick
(Notary Signature)

(NOTARY SEAL)	Judith L. Kabrick
(Notary Name Printed)
NOTARY PUBLIC Commission No. 47647

CAPITAL TEMPFUNDS, a division of Capital Business Credit LLC f/k/a a division of Capital Factors LLC
By
Signature:

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STATE OF NORTH CAROLINA
COUNTY OF MECKLENBURG
     The foregoing instrument was acknowledged before me this                      day of August 2006, by                                         , as                                           of CAPITAL TEMPFUNDS, a division of Capital Business Credit LLC f/k/a a division of Capital Factors LLC, a Delaware limited liability company, on behalf of the company. He is personally known to me or has produced                                          as identification and did (did not) take an oath.

(Notary Signature)

(NOTARY SEAL)
(Notary Name Printed) NOTARY PUBLIC Commission No.

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